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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report on Form 10-K of Franklin Bancorp, Inc. ("Franklin") for the year ended December 31, 2003 (the "Report"), each of the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Franklin.


March 30, 2004                      /s/ Craig L. Johnson
                                    -----------------------------------------
                                    Craig L. Johnson, Chief Executive Officer


March 30, 2004                      /s/ Leonard B. Carleton
                                    --------------------------------------------
                                    Leonard B. Carleton, Chief Financial Officer


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